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                                                                    EXHIBIT 10.2


                             STOCKHOLDERS AGREEMENT

       STOCKHOLDERS AGREEMENT, dated as of July 21, 1999, by and between ESB Financial Corporation ("ESB"), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, and certain stockholders of SHS Bancorp, Inc. ("SHS"), a Pennsylvania corporation headquartered in Pittsburgh, Pennsylvania, named on Schedule I hereto (collectively the "Stockholders").

       WHEREAS, ESB and SHS have entered into an Agreement and Plan of Reorganization, dated as of the date hereof ("Agreement"), which is being executed simultaneously with the execution of this Stockholders Agreement ("Stockholders Agreement") and provides for, among other things, ESB's acquisition of SHS ("Agreement"), by means of a merger of SHS with and into ESB ("Merger") pursuant to an Agreement of Merger which is attached as Appendix A to the Agreement; and

       WHEREAS, in order to induce ESB to enter into the Agreement, each of the Stockholders agrees, among other things, to vote in favor of the Agreement in his or her capacity as a stockholder of SHS.

       NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. OWNERSHIP OF SHS COMMON STOCK. Each Stockholder represents and warrants that he or she has or shares the right to vote and dispose of the number of shares of common stock of SHS, par value $.01 per share ("SHS Common Stock"), set forth opposite such Stockholder's name on Schedule I hereto.

2. AGREEMENTS OF THE STOCKHOLDERS. Each Stockholder covenants and agrees that:

              (a) such Stockholder shall, at any meeting of SHS's stockholders called for the purpose ("SHS Stockholder Meeting"), vote, or cause to be voted, all shares of SHS Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement and the related Agreement of Merger and against any plan or proposal pursuant to which SHS or any subsidiary thereof is to be acquired by or merged with, or pursuant to which SHS or any subsidiary thereof proposes to sell all or substantially all of its assets and liabilities to, any person, entity or group (other than ESB or any affiliate thereof);

              (b) such Stockholder shall, at a SHS Stockholder Meeting, use his or her best efforts to have each member of his or her immediate family who owns SHS Common Stock vote, or cause to be voted, all shares of SHS Common Stock in which such immediate family


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       member has the right to vote (whether owned as of the date hereof or hereinafter acquired) in favor of the Agreement and related Agreement of Merger and against any plan or proposal pursuant to which SHS or any subsidiary thereof is to be acquired or merged with, or pursuant to which SHS or any subsidiary thereof proposes to sell all or substantially all of its assets and liabilities to any person, entity or group (other than ESB or any affiliate thereof);

              (c) such Stockholder shall not, prior to the final voting record date established in connection with the SHS Stockholder Meeting, sell, pledge, transfer or otherwise dispose of his shares of SHS Common Stock;

              (d) such Stockholder shall use his best efforts to cause SHS to comply with the covenants made by SHS in the Agreement, to consummate the Merger and the other transactions contemplated by the Agreement and the related Agreement of Merger;

              (e) such Stockholder shall not in his capacity as a stockholder of SHS directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than ESB or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving SHS or any subsidiary thereof (provided that nothing herein shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director or officer of SHS); and

              (f) such Stockholder shall use his best efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholders Agreement.

3. CERTAIN TRANSFERS. In the event of any transfer of shares of SHS Common Stock by operation of law, this Stockholders Agreement shall be binding upon and inure to the benefit of the transferee. Any transfer or other disposition of shares of SHS Common Stock in violation of Section 2 hereof shall be null and void.

4. TERMINATION. The parties agree and intend that this Stockholders Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholders Agreement are inadequate. This Stockholders Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

5. NOTICES. Notices may be provided to ESB and the Stockholders in the manner specified in Section 7.03 of the Agreement, with all notices to the Stockholders being provided to them at SHS in the manner specified in such section.


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6.     GOVERNING LAW. This Stockholders Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws thereof.

7. COUNTERPARTS. This Stockholders Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

8. HEADINGS AND GENDER. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholders Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.






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       IN WITNESS WHEREOF, ESB, by a duly authorized officer, and each of the
Stockholders have caused this Stockholders Agreement to be executed as of the day and year first above written.

                                           ESB FINANCIAL CORPORATION

                                       By: /s/ Charlotte A. Zuschlag
                                           -------------------------------------
                                           Charlotte A. Zuschlag
                                           President and Chief Executive Officer

                                           STOCKHOLDERS:

                                           /s/ Thomas A. Angotti
                                           -------------------------------------
                                           Thomas F. Angotti

                                           /s/ Vincent C. Ashoff
                                           -------------------------------------
                                           Vincent C. Ashoff

                                           /s/ Edward W. Preskar
                                           -------------------------------------
                                           Edward W. Preskar

                                           /s/ Guy Dille
                                           -------------------------------------
                                           Guy Dille

                                           /s/ George C. Dorsch
                                           -------------------------------------
                                           George C. Dorsch

                                           /s/ Charles W. Hergenroeder, III
                                           -------------------------------------
                                           Charles W. Hergenroeder, III


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                                   SCHEDULE I

                                           Number of Shares of SHS
                                          Common Stock Beneficially
          Name of Stockholder                       Owned
--------------------------------------    -------------------------

Thomas F. Angotti                                   10,912

Vincent C. Ashoff                                    6,685

Edward W. Preskar                                    5,410

Guy Dille                                            5,910

George C. Dorsch                                     5,263

Charles W. Hergenroeder, III                         1,710



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